As filed with the Securities and Exchange Commission on July 19, 2004

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                          CHESAPEAKE ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)


             OKLAHOMA                                   73-1395733
   (State of incorporation or                         (I.R.S. Employer
          organization)                              Identification No.)


    6100 NORTH WESTERN AVENUE
     OKLAHOMA CITY, OKLAHOMA                                73118
(Address of principal executive offices)                  (Zip Code)




        Securities to be registered pursuant to Section 12(b)of the Act:


      TITLE OF EACH CLASS                     NAME OF EACH EXCHANGE ON WHICH
        TO BE SO REGISTERED                   EACH CLASS IS TO BE REGISTERED

      4.125% Cumulative Convertible              New York Stock Exchange
              Preferred Stock



If this Form relates to the                    If this Form relates to the
registration of a class of                     registration of a class of
securities pursuant to Section                 securities pursuant to Section
12(b) of the Exchange Act and                  12(g) of the Exchange Act and
is effective pursuant to General               is effective pursuant to General
Instruction A.(c), check the                   Instruction A.(d), check the
following box.   [X]                           following box.   [  ]


Securities Act registration statement file number to which this form relates: N/A

Securities to be registered pursuant to Section 12(g) of the Act:  None

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

     The securities to be registered consist of 4.125% Cumulative Convertible Preferred Stock, par value $.01 per share (the "Preferred Stock"), of Chesapeake Energy Corporation (the "Registrant"). The Registrant hereby incorporates by reference herein the description of the terms, rights and preferences of the Preferred Stock set forth under the caption "Description of the Preferred Stock" in the Prospectus dated July 8, 2004 forming a part of the Registrant's registration statement on Form S-3 (No. 333-116461). Such Prospectus was filed with the Commission by the Registrant pursuant to Rule 424(b(3) under the Securities Act of 1933 on July 12, 2004.

ITEM 2.  EXHIBITS

         The following exhibits are filed pursuant to the Instruction to Item 2:

   EXHIBIT NO.      DESCRIPTION
   -----------      -----------

      99.1.         Registrant's    Restated   Certificate   of   Incorporation.
                    Incorporated herein by reference to Exhibit 3.1 to Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 2004.

      99.2. Registrant's Amendment to Restated Certificate of Incorporation dated June 9, 2004. Incorporated herein by reference to Exhibit 4.2 to Registrant's Registration Statement on Form S-3 (No. 333-116461) filed June 14, 2004.

      99.3.         Registrant's  Amended  and  Restated  Bylaws.   Incorporated
                    herein by reference to Exhibit 3.2 to Registrant's Annual Report on Form 10-K for the year ended December 31, 2003.

      99.4 Rights Agreement dated July 15, 1998 between Registrant and UMB Bank, N.A., as Rights Agent. Incorporated herein by reference to Exhibit 1 to Registrant's registration statement on Form 8-A filed July 16, 1998. Amendment No. 1 to Rights Agreement dated September 11, 1998. Incorporated herein by reference to Exhibit 10.3 to Chesapeake's quarterly report on Form 10-Q for the quarter ended September 30, 1998 filed November 16, 1998.


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

                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                           CHESAPEAKE ENERGY CORPORATION

                                        By:  /s/ MARCUS C. ROWLAND
                                           ------------------------------------
                                             Marcus C. Rowland
                                             Executive Vice President and
                                             Chief Financial Officer


Date:  July 19, 2004

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
                                 INDEX TO EXHIBITS



EXHIBIT NO.      DESCRIPTION
-----------      -----------

      99.1.         Registrant's    Restated   Certificate   of   Incorporation.
                    Incorporated herein by reference to Exhibit 3.1 to Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 2004.

      99.2. Registrant's Amendment to Restated Certificate of Incorporation dated June 9, 2004. Incorporated herein by reference to Exhibit 4.2 to Registrant's Registration Statement on Form S-3 (No. 333-116461) filed June 14, 2004.

      99.3.         Registrant's  Amended  and  Restated  Bylaws.   Incorporated
                    herein by reference to Exhibit 3.2 to Registrant's Annual Report on Form 10-K for the year ended December 31, 2003.

      99.4. Rights Agreement dated July 15, 1998 between Registrant and UMB Bank, N.A., as Rights Agent. Incorporated herein by reference to Exhibit 1 to Registrant's registration statement on Form 8-A filed July 16, 1998. Amendment No. 1 to Rights Agreement dated September 11, 1998. Incorporated herein by reference to Exhibit 10.3 to Chesapeake's quarterly report on Form 10-Q for the quarter ended September 30, 1998 filed November 16, 1998.

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